Inventories	12 Months Ended
Dec. 31, 2020
Inventory Disclosure [Abstract]
Inventories

Note 4 – Inventories

Inventories are measured at the lower of cost or net realizable value. The cost of inventories is based on the weighted-average principle, and includes expenditures incurred in acquiring the inventories, production or conversion costs and other costs incurred in bringing them to their existing location and condition. In the case of manufactured inventories and work in progress, costs include an appropriate share of production overhead based on normal operating capacity. As the Company discontinued the production and distribution of all of the Company’s diagnostic tests on July 7, 2020, all inventories amounting to $197,723 was fully impaired and disposed of as of December 31, 2020.